Exhibit 10.1

JOINDER AGREEMENT, CONSENT AND AMENDMENT NO. 10

TO CREDIT AGREEMENT

This JOINDER AGREEMENT, CONSENT AND AMENDMENT NO. 10 TO CREDIT AGREEMENT (this “Amendment”) dated as of February 3, 2006, is entered into by and among H&E EQUIPMENT SERVICES L.L.C., a Louisiana limited liability company (“H&E”), GREAT NORTHERN EQUIPMENT, INC., a Montana corporation (“Great Northern” and together with H&E, individually an “Existing Borrower” and jointly, severally and collectively, the “Existing Borrowers”), H&E HOLDINGS L.L.C., a Delaware limited liability company (“Holdings”), GNE INVESTMENTS, INC., a Washington corporation, H&E FINANCE CORP., a Delaware corporation, H&E EQUIPMENT SERVICES, INC., a Delaware corporation (“H&E Delaware” and together with Existing Borrowers, individually a “Borrower” and jointly, severally and collectively, the “Borrowers”), the persons designated as “Lenders” on the signature pages hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent.

WHEREAS, Existing Borrowers, the other Credit Parties, the Lenders (as defined therein) and Agent are party to the Credit Agreement dated as of June 17, 2002 (including all annexes, exhibits and schedules thereto, and as amended by Amendment No. 1 dated as of March 31, 2003, Amendment No. 2 dated as of May 14, 2003, Amendment No. 3 dated as of February 10, 2004, Amendment No. 4 dated as of October 26, 2004, Amendment No. 5 dated as of January 13, 2005, Amendment No. 6 dated as of March 11, 2005, Amendment No. 7 dated as of March 31, 2005, Amendment No. 8 dated as of October 13, 2005 and Amendment No. 9 dated as of November 16, 2005, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, “Original Credit Agreement”; all capitalized terms defined in the Original Credit Agreement and not otherwise defined herein have the meanings assigned to them in the Original Credit Agreement or in Annex A thereto);

WHEREAS, Existing Borrowers have informed Lenders and Agent that Holdings desires to consummate an initial public offering of Stock and, in order to have a Delaware corporation as the issuer of such Stock, (i) Holdings has formed H&E Delaware as a direct wholly-owned Subsidiary of Holdings; and (ii) H&E and H&E Holdings intend to contemporaneously merge with and into H&E Delaware pursuant to the terms of that certain Agreement and Plan of Merger dated as of February 3, 2006 (the “Merger Agreement” and the mergers contemplated thereby, the “Mergers”), as a result of which H&E Delaware shall be the surviving entity of such mergers and shall succeed to and assume all of the rights and obligations of H&E and H&E Holdings.  The Existing Borrowers have further informed Lenders and Agent that immediately following the consummation of the Mergers, H&E Delaware will consummate an initial public offering of its Stock (such transaction, the “Initial Public Offering”);

WHEREAS, Existing Borrowers have requested that Lenders and Agent (i) consent to the formation of H&E Delaware and the consummation of the Mergers to the extent the foregoing would otherwise contravene any of the provisions of the Original Credit Agreement, and (ii) amend the Original Credit Agreement in certain respects (collectively, the “Borrower Requests”);

WHEREAS, H&E Delaware is executing this Agreement to become a party as a “Borrower” to the Credit Agreement and the other Loan Documents and to induce the Lenders and the Agent to enter into this Agreement; and

WHEREAS, upon the terms and subject to the conditions hereinafter set forth, Lenders and Agent have agreed to so amend the Original Credit Agreement and to grant the Borrower Requests;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Existing Borrowers, the other Credit Parties, H&E Delaware, each Lender and Agent agree as follows:

SECTION 1.

LIMITED CONSENT; LIMITED RELEASE OF COLLATERAL

Effective as of the Effective Date, Agent and Lenders hereby consent to (i) the formation of H&E Delaware by Holdings and waive compliance and the effects of noncompliance with the provisions of Section 6.1 of the Original Credit Agreement to the extent those provisions would otherwise be violated as a consequence thereof and (ii) the consummation of the Mergers by Holdings, H&E and H&E Delaware in accordance with the terms of the Merger Agreement and waive compliance and the effects of noncompliance with the provisions of Sections 5.1, 6.1, 6.5 and 6.15 of the Original Credit Agreement to the extent those provisions would otherwise be violated as a consequence thereof or to the extent a Change of Control would otherwise result therefrom.  In connection with the consummation of the Mergers, on the Effective Date, Agent and the Lenders hereby agree that H&E Holdings Pledge Agreement and the H&E Holdings Guaranty shall each be deemed terminated and of no further force and effect, and the Lenders hereby authorize and direct the Agent to, and the Agent shall, deliver to H&E Delaware or its counsel on or promptly following the Effective Date any and all of the certificates representing the outstanding Stock of H&E that were delivered by H&E Holdings to the Agent pursuant to the H&E Holdings Pledge Agreement and are then in the Agent’s possession.

SECTION 2.

AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

Effective as of the Effective Date, the Original Credit Agreement is hereby amended as follows:

(a)                                  the Original Credit Agreement is hereby amended by replacing the name “H&E” each instance it appears in Section 1.1 with the name “H&E Delaware”.

(b)                                 the Original Credit Agreement is hereby amended by replacing Section 1.3(b)(iii) in its entirety with the following:

                                             (iii)                               If any Credit Party issues Stock or any Indebtedness (other than Indebtedness permitted by Section 6.3) in excess of $1,000,000 in the aggregate of such Stock and such Indebtedness, no later than the Business Day following the date of receipt of the cash proceeds thereof, the issuing Credit Party shall prepay the Loans in an amount equal to all such proceeds, net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith; provided, that no such prepayment shall be required, so long as no Event of Default has occurred and is continuing, from the proceeds of any issuance of Stock by a Credit Party (i) to any director, officer or other employee of such Credit Party pursuant to the stock incentive plan adopted by H&E Delaware prior to, and as in effect on, the Amendment No. 10 Effective Date, (ii) in connection with the Related Transactions, (iii) as consideration for any Person (other than any Affiliate of a Credit Party) providing permitted Indebtedness under Section 6.3, (iv) to any other Credit Party (v) as consideration to any Person (other than an Affiliate) selling assets in any Permitted Acquisition or (vi) in connection with the Initial Public Offering or the Mergers.  Any such prepayment shall, subject to Section 1.3(b)(iv), be applied in accordance with Section 1.3(c).

(c)                                  the Original Credit Agreement is hereby amended by redesignating clauses (x) and (xi) of Section 6.3 as clauses (xi) and (xii) and inserting the following new clause (x):

(x)                                    on and after the Eagle Acquisition Closing Date, Indebtedness owing by Eagle LLC to CNL Commercial Mortgage Funding, Inc. on the Eagle Acquisition Closing Date in a principal amount not to exceed $1,285,066.

(d)                                 the Original Credit Agreement is hereby amended by replacing subsection (a) of Section 6.4 with the following new subsection (a):

                                             (a)                                  No Credit Party shall enter into or be a party to any transaction with any Affiliate of any Credit Party (other than another Credit Party) thereof except in the ordinary course of and pursuant to the reasonable requirements of such Credit Party’s business and upon fair and reasonable terms that are no less favorable to such Credit Party than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of such Credit Party; provided, that other than a transaction described in any Related Transaction Documents or Disclosure Schedule 6.4(a), no Credit Party shall in any event enter into any such transaction or series of related transactions (i) involving payments in excess of $10,000 without disclosing to Agent in advance the terms of such transactions and (ii) involving payments in excess of $50,000 in the aggregate; and provided further, that H&E Delaware may not later than the third Business Day following the Amendment No. 10 Effective Date, solely by using proceeds of Stock sold in the Initial Public Offering, (x) pay to BRS Management Co. transaction fees in an aggregate amount not to exceed $8,000,000 and accrued management fees and expenses in an aggregate amount not to exceed $350,000, in each case pursuant to the BRS Management Agreement (which BRS Management Agreement shall be terminated immediately following the making of such payments), and (y) pay deferred compensation to Gary W. Bagley and Kenneth R. Sharp, Jr. in an aggregate amount not to exceed $8,000,000 (including accrued interest).

(e)                                  the Original Credit Agreement is hereby amended by replacing subsection (b) of Section 6.5 with the following new subsection (b):

(b)                                  make any change in its capital structure as described in Disclosure Schedule (3.8), including the issuance or sale of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, provided, that any Borrower may issue or sell shares of its Stock for cash so long as (i) the proceeds thereof are applied in prepayment of the Obligations as required by Section 1.3(b)(iii), (ii) no Change of Control occurs after giving effect thereto and (iii) other than with respect to H&E Delaware, such shares are pledged to the Agent for the benefit of the Lenders pursuant to a Pledge Agreement.

(f)                                    the Original Credit Agreement is hereby amended by replacing the name “H&E” appearing in Section 6.12 with the name “H&E Delaware”.

(g)                                 the Original Credit Agreement is hereby amended by (i) deleting clause (g) of Section 6.14 in its entirety, (ii) redesignating clause (h) thereof as the new clause (g), (iii) adding the word “and” following clause (f) thereof and (iv) replacing clause (d) thereof with the following new clause (d):

(d)                                  to the extent expressly permitted by the second proviso of Section 6.4, payments on the Amendment No. 10 Effective Date of transaction fees and accrued management fees and expenses pursuant to the BRS Management Agreement and of deferred compensation.

(h)                                 the following definitions are added to Annex A of the Original Credit Agreement in their proper alphabetical place:

“Amendment No. 10” means the Joinder Agreement, Consent and Amendment No. 10 to Credit Agreement dated as of February 3, 2006, with respect to this Agreement.

“Amendment No. 10 Effective Date” means the ‘Effective Date’ as defined in Amendment No. 10.

“Eagle Acquisition” means that certain merger and acquisition contemplated by the Eagle Acquisition Agreement pursuant to which as of the Eagle Acquisition Closing Date Eagle S-Corp will become a wholly-owned direct subsidiary of H&E Delaware and Eagle LLC will become a wholly-owned direct and indirect subsidiary of H&E Delaware.

“Eagle Acquisition Agreement” means that certain Acquisition Agreement dated as of January 4, 2006, by and among H&E, Eagle Merger Corp., a Delaware corporation and wholly-owned subsidiary of H&E, Eagle LLC, Eagle S-Corp, SBN Eagle LLC, a Delaware limited liability company, SummitBridge National Investments LLC, a Delaware limited liability company and the shareholders of Eagle S-Corp.

“Eagle Acquisition Closing Date” means the date on which the Eagle Acquisition is consummated in accordance with the terms of the Eagle Acquisition Agreement and the Eagle Acquisition Consent and Waiver.

“Eagle Acquisition Consent and Waiver” means the Consent and Waiver dated as of December 29, 2005, with respect to this Agreement and the Eagle Acquisition.

“Eagle LLC” means Eagle High Reach Equipment, Inc., a California corporation.

“Eagle S-Corp” means Eagle High Reach Equipment, LLC, a Delaware limited liability company.

“H&E Delaware” means H&E Equipment Services, Inc., a Delaware corporation and the successor by merger to H&E and H&E Holdings.

“H&E Pledge Agreement” means the Pledge Agreement dated as of the Amendment No. 10 Effective Date executed by H&E Delaware in favor of Agent, on behalf of itself and Lenders, pledging all Stock of its Subsidiaries owned or held by H&E Delaware.

 “Initial Public Offering” means an initial public offering of the Stock of H&E Delaware.

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of February 2, 2006, by and among H&E, H&E Holdings and H&E Delaware, as amended, restated, modified or supplemented in accordance with the terms hereof and thereof.

“Merger Documents” means, collectively, (i) the Merger Agreement and (ii) each other document, agreement and instrument executed or delivered in connection with the

Mergers, in each case as to clause (ii), as amended, restated, modified or supplemented in accordance with the terms hereof and thereof.

“Mergers” means the contemporaneous mergers of H&E and H&E Holdings with and into H&E Delaware, with H&E Delaware as the surviving entity, in accordance with the terms of the Merger Documents.

(i)                                     Annex A of the Original Credit Agreement is amended as follows:

(i)                                     the definitions of “Adjusted Interest Coverage Ratio”, “Adjusted Leverage Ratio”, “EBITDA” and “Leverage Ratio” are amended by replacing the phrase “H&E Holdings and its Subsidiaries” each instance it appears therein with the phrase “H&E Delaware and its Subsidiaries”.

(ii)                                  the definitions of “Borrower Representative”, “Great Northern Advance”, “H&E Borrowing Base” and “H&E/Great Northern Advance” are amended by replacing the name “H&E” each instance it appears therein with the name “H&E Delaware”.

(iii)                               the definition of “Change of Control” is amended by replacing the definition in its entirety with the following new definition:

“Change of Control” means any event, transaction or occurrence as a result of which (a) prior to any initial public offering of the Stock of H&E Delaware, BRS together with any BRS Related Party shall cease to own and control directly or indirectly all of the voting rights associated with ownership of at least fifty-one percent (51%) of the outstanding membership interests (or other outstanding Stock) of H&E Delaware, (b) following any such initial public offering of the Stock of H&E Delaware, BRS together with any BRS Related Party together with John Engquist (and the immediate family members, spouse and lineal descendants of John Engquist) shall cease to own and control directly or indirectly all of the economic and voting rights associated with ownership of at least thirty percent (30%) of the outstanding Stock of H&E Delaware, (c)  H&E Delaware shall cease to own and control all of the economic and voting rights associated with ownership of at least one hundred percent (100%) of the outstanding capital Stock of H&E Finance and GNE Investments, each on a fully diluted basis, (d) GNE Investments shall cease to own and control all of the economic and voting rights associated with ownership of at least one hundred percent (100%) of the outstanding capital Stock of Great Northern on a fully diluted basis, in each case except pursuant to a merger as provided in Section 6.1(b) or (e) there shall occur any “Change of Control” as such term is defined in the Senior Note Indenture or the Senior Subordinated Note Indenture.”

(iv)                              the definition of “Guaranties” is amended by replacing the definition in its entirety with the following new definition:

“Guaranties” means, collectively, each Subsidiary Guaranty and any other guaranty executed by any Guarantor in favor of Agent and Lenders in respect of the Obligations.

(v)                                 the definition of “Guarantors” is amended by replacing the definition in its entirety with the following new definition:

“Guarantors” means Great Northern, each Subsidiary of each Borrower (other than each such Subsidiary that is a Borrower) and each other Person, if any, that executes a guaranty or other similar agreement in favor of Agent, for itself and the ratable benefit of Lenders, in connection with the transactions contemplated by the Agreement and the other Loan Documents.

(vi)                              the definitions of “H&E Holdings Guaranty” and “H&E Holdings Pledge Agreement” are deleted in their entireties.

(vii)                           the definition of “Inter-Creditor Agreement” is amended by replacing the definition in its entirety with the following new definition:

“Inter-Creditor Agreement” means, the intercreditor agreement of even date herewith entered into by and among Bank of New York as Collateral Agent, Agent, H&E Finance and H&E Delaware, the successor by merger to H&E.

(viii)                        the definition of “Permitted Encumbrances” is amended by redesignating clauses (j) and (k) thereof as clauses (l) and (m) and inserting the following new clauses (j) and (k):

(j)  from and after the Eagle Acquisition Closing Date, the Santa Fe Springs Liens (as defined in the Disclosure Schedules to the Eagle Acquisition Agreement), provided, that such Liens encumber only the Santa Fe Springs Property (as defined in the Disclosure Schedules to the Eagle Acquisition Agreement) and no other property of any Credit Party and, provided further, that the CNL Mortgage (as defined in the Disclosure Schedules to the Eagle Acquisition Agreement) secures only the Indebtedness permitted by Section 6.3(x) and the BOE Santa Fe Lien secures only the Sales Tax Settlement (as defined in the Eagle Acquisition Agreement);

(j)  from and after the Eagle Acquisition Closing Date, the Pacific Western Deed of Trust and the BP Deed of Trust (as such terms are defined in the Disclosure Schedules to the Eagle Acquisition Agreement), provided, that such Liens encumber only Eagle LLC’s leasehold interest in its lease with Tillotson Corporation with respect to the Eagle Plaza Property (as defined in the Disclosure Schedules to the Eagle Acquisition Agreement) and no other property of any Credit Party and, provided further, that such Liens do not secure Indebtedness of any Credit Party;

(ix)                                the definition of “Pledge Agreements” is amended by replacing the definition in its entirety with the following new definition:

“Pledge Agreements” means the H&E Pledge Agreement, the GNE Investments Pledge Agreement and any other pledge agreement entered into after the Closing Date in connection herewith (as required by the Agreement or any other Loan Document).

(x)                                   the definition of “Security Agreements” is amended by replacing the definition       in its entirety with the following new definition:

“Security Agreements” means, collectively, each security agreement entered into on or after the Closing Date in connection herewith (as required by the Agreement or any other Loan Document) by and among Agent, on behalf of itself and Lenders, and each Credit Party that is a signatory thereto.

(j)                                         Annex E of the Original Credit Agreement is amended by replacing the name “H&E Holdings” each instance it appears therein with the name “H&E Delaware”, provided that (x) the phrase “H&E Holdings and the Borrowers” appearing therein shall be replaced with “Borrowers” and (y) the last sentence of subsection (d) thereof shall not be amended.

(k)                                      Annex G of the Original Credit Agreement is amended by replacing the name “H&E Holdings” each instance it appears therein with the name “H&E Delaware”.

(l)                                         Annex I of the Original Credit Agreement is amended by replacing such annex in its entirety with Annex I attached hereto.

(m)                                   Disclosure Schedules 1.1, 3.1 3.2, 3.8, 3.11, 3.12 and 5.1 to the Original Credit Agreement are amended by replacing such Disclosure Schedules in their entireties with the corresponding Disclosure Schedules attached hereto.

SECTION 3.

JOINDER OF H&E DELAWARE

(a)                                      Joinder and Assumption.  Effective as of the Effective Date, in reliance upon the representations and warranties of the respective Credit Parties set forth herein and in the Original Credit Agreement, Agent, Lenders, the Credit Parties and H&E Delaware each hereby acknowledges and agrees that, by H&E Delaware’s execution and delivery hereof, without further notice or action of any kind whatsoever on its part or on the part of any other Person,

(i)                                     for all purposes, H&E Delaware is hereby joined automatically as a “Borrower” party to the Original Credit Agreement, as amended hereby, being hereafter bound by all of the respective terms and provisions thereof,

(ii)                                  H&E Delaware hereby assumes and becomes liable with Great Northern on a joint and several basis for the prompt payment, observance and performance of all Obligations, and

(iii)                               H&E Delaware hereby makes as of the Effective Date, and thereafter agrees to make at such time or times as the representations and warranties therein are deemed to be made or repeated, as to itself, each of the representations and warranties contained in the Original Credit Agreement, as amended hereby, in the case of both clauses (i) and (ii) above, to the same extent and with the same force and effect as if H&E Delaware had been one of the Existing Borrowers under and an original signatory to the Original Credit Agreement.  Each reference to “Borrowers” or a “Borrower” in the Original Credit Agreement, as amended hereby, and the other Loan Documents shall be deemed to include H&E Delaware.

(b)                                 Appointment as Borrower Representative.  Effective as of the Effective Date, (i) Great Northern, and to the extent applicable, each other Credit Party, hereby designates H&E Delaware as its representative and agent on its behalf for the purposes of issuing Notices of Revolving Credit Advances and Notices of Conversion/Continuation, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Credit Party or Credit Parties under the Loan Documents and (ii) H&E Delaware hereby accepts such appointment as Borrower Representative.  Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Credit Parties, and may give any notice or communication required  or permitted to be given to any Credit Party or Credit Parties hereunder to Borrower Representative on behalf of such Credit Party or Credit Parties.  Each Credit Party agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Credit Party and shall be binding upon and enforceable against such Credit Party to the same extent as if the same had been made directly by such Credit Party.  Notwithstanding anything to the contrary contained herein, unless the Requisite Lenders shall otherwise agree in writing, the Borrower Representative shall not make any request for an Advance on behalf of Great Northern and Great Northern shall not be entitled to borrow from Lenders hereunder, provided, that subject to the terms hereof, H&E Delaware may make requests for and Lenders shall make H&E/Great Northern Advances.

SECTION 4.

CONDITIONS TO EFFECTIVENESS

This Amendment No. 10 shall become effective on the date (the “Effective Date”) on which Agent shall have received the following, each of which shall be in form and substance satisfactory to Agent:

(a)                                  this Amendment No. 10, duly executed and delivered by Existing Borrowers, the other Credit Parties, H&E Delaware, Agent and the Lenders,

(b)                                 to extent necessary to reflect accurately as of the Effective Date the matters purported to be set forth therein, updated Disclosure Schedules to the Original Credit Agreement,

(c)                                  Amended and Restated Notes, duly executed and delivered by H&E Delaware to the order of each Lender;

(d)                                 a Security Agreement, duly executed and delivered by H&E Delaware and Agent,

(e)                                  a Pledge Agreement, duly executed and delivered by H&E Delaware, covering all of the outstanding Stock of GNE Investments and H&E Finance, and all documents (including share certificates and stock powers) required by the terms thereof,

(f)                                    a Trademark Security Agreement, duly executed and delivered by H&E Delaware,

(g)                                 evidence satisfactory to the Agent in its sole discretion that the Mergers have been consummated in accordance with the terms of the Merger Documents, together with true and correct copies of the Merger Documents, each of which shall be in full force and effect,

(h)                                 an insurance certificate or certificates demonstrating that H&E Delaware and the assets acquired by it pursuant to the Merger Documents have insurance coverage as required the terms of the Original Credit Agreement,

(i)                                     for H&E Delaware, (a) its certificate of incorporation and all amendments thereto, (a) its by-laws, together with all amendments thereto, (c) resolutions of its Board of Directors, approving and authorizing the execution, delivery and performance of this Amendment No. 10 and the other Loan Documents to which it is a party and the transactions to be consummated in connection therewith, each certified as of Amendment No. 10 Effective Date by H&E Delaware’s secretary or an assistant secretary as being in full force and effect without any modification or amendment, (d) a good standing certificate (including verification of tax status) in its state of incorporation, and (e) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the Amendment No. 10 Effective Date and certified by the applicable Secretary of State or other authorized Governmental Authority,

(j)                                     such UCC financing statements and such other filings and recordings as Agent may require to obtain its first priority security interest in Collateral owned by H&E Delaware and evidence satisfactory to Agent that Agent has a valid and perfected first priority security interest in all present and future assets of H&E Delaware and all proceeds thereof;

(k)                                  such information from H&E Delaware as Lender may have requested relative to UCC, lien, tax lien and other searches and results, satisfactory to Agent, of such UCC, judgment lien, tax lien and other searches of public records with respect to H&E Delaware, as Agent shall have required,

(l)                                     a legal opinion of Dechert LLP, in form and substance satisfactory to Agent, as to, among other things, the legality and enforceability against H&E Delaware of this Amendment and of the Original Credit Agreement, as amended hereby, and the validity, attachment and perfection of all security interests required by this Amendment and the other Loan Documents contemplated hereby, and

(m)                               such other agreements, documents, instruments, certificates and opinions as Agent may have reasonably requested.

SECTION 5.

POST-CLOSING COVENANTS

(a)                                  H&E Delaware hereby agrees (i) as soon as practicable following the Effective Date, but in no event later than April 28, 2006, to (A) cause each certificate of title for any titled motor vehicle that constituted P&E of H&E immediately prior to the consummation of the Mergers, whether or not such certificate of title had been previously delivered to the Agent by H&E pursuant to the Original Credit Agreement, to be re-issued by the appropriate Governmental Authority in accordance with applicable law in order to (1) name H&E Delaware as the vehicle owner on such certificate of title, (2) cause the Agent’s security interest to be noted on such certificate of title as a first priority lien, and (3) cause the Collateral Agent’s security interest to be separately noted on such certificate of title as a second priority lien, and

(B) deliver all such re-issued certificates of title to Agent as collateral security for the Obligations, and (ii) as soon as practicable following the Eagle Acquisition Closing Date (as defined in the Original Credit Agreement, as amended hereby), but in no event later than ninety (90) days thereafter, to (A) cause each certificate of title for any titled motor vehicle that constitutes P&E of Eagle LLC (as defined in the Original Credit Agreement, as amended hereby) to be re-issued by the appropriate Governmental Authority in accordance with applicable law in order to (1) name Eagle LLC as the vehicle owner on such certificate of title, (2) cause the Agent’s security interest to be noted on such certificate of title as a first priority lien, and (3) cause the Collateral Agent’s security interest to be separately noted on such certificate of title as a second priority lien, and (B) cause Eagle LLC to deliver all such re-issued certificates of title to Agent as collateral security for the Obligations, in each case at the sole cost and expense of H&E Delaware.  Each Lender hereby authorizes and directs the Agent, and the Agent agrees, to deliver to H&E Delaware at its request any and all certificates of title previously delivered by H&E to the Agent pursuant to the Original Credit Agreement to the extent necessary to permit H&E Delaware to perform its obligations under this Section 5.

(b)                                 H&E Delaware hereby further agrees to deliver to the Agent:

(i)                                     not later than February 28, 2006, evidence satisfactory to the Agent that account number 400-00360-04 maintained by H&E Delaware (as the successor by merger to H&E) at Wells Fargo Bank, N.A. has been closed;

(ii)                                  not later than February 28, 2006, evidence satisfactory to the Agent that UCC financing statement number 17-1235774 naming Transamerica Equipment Financial Services Corporation as secured party and H&E as debtor and filed on July 23, 2003 in East Baton Rouge Parish, Louisiana has been terminated of record;

(iii)                               not later than February 28, 2006, an original Amendment and Reaffirmation of Intercreditor Agreement with respect to each Vendor Inter-Creditor Agreement in effect on the Effective Date, duly executed and delivered by H&E Delaware, the Collateral Agent and Ingersoll-Rand Company, Komatsu America Corp., NMHG Financial Services, Inc., Textron Financial Corporation, Manitowoc Boom Trucks, Inc., Access Financial Solutions, Inc., Genie Financial Services, Inc., Manitowoc Cranes, Inc., Grove U.S. L.L.C and National Crane Corporation, Tymco, Inc., Omniquip Textron, Inc. and Trak International, Inc., Clark Equipment Company, Genie Industries, Inc. and Terex Construction Americas, a division of Terex Corporation, as applicable, each in form and substance satisfactory to the Agent; and

(iv)                              not later than March 31, 2006, original good standing certificates (including verification of tax status) and certificates of qualification to conduct business for H&E Delaware in Alabama, Arizona, Arkansas, California, Florida, Georgia, Idaho, Kentucky, Mississippi, Missouri, Montana, Nevada, New Jersey, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia and Wyoming, each dated a recent date and certified by the applicable Secretary of State or other authorized Governmental Authority.

SECTION 6.

AMENDMENT TO EAGLE CONSENT AND WAIVER

Effective as of the Effective Date, the Eagle Consent and Waiver (as defined in the Original Credit Agreement, as amended hereby) is hereby amended by deleting the figure “$60,000,000” appearing in Section 1(a)(i) thereof and substituting the figure “$63,000,000” in lieu thereof.

SECTION 7.

LIMITATION ON SCOPE

Except as expressly amended hereby or to the extent noncompliance is consented to pursuant to the this Amendment, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrowers or any other Credit Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein.  Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against Borrowers or any other Credit Party for any existing or future Defaults or Event of Default.

SECTION 8.

MISCELLANEOUS

(a)                                  Each of the Credit Parties hereby represents and warrants as follows:

(i)                                     it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder,

(ii)                                  upon the execution and delivery hereof by such Credit Party, this Amendment will be valid, binding and enforceable against such Credit Party in accordance with its terms, subject to any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and to general principles of equity,

(iii)                               the execution and delivery of this Amendment and the performance by such Credit Party of its obligations hereunder and under the Original Credit Agreement, as amended hereby, (A) does not and will not contravene, conflict with, violate or constitute a default under (1) the organizational documents of such Credit Party or (2) any law or regulation, or any order or decree of any court or Governmental Authority or any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party is a party or by which such Credit Party or any of its property is bound,, (B) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party other than Permitted Encumbrances or those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (C) do not require the consent or approval of any Governmental Authority or any other Person,

(iv)                              no Default or Event of Default presently exists, in each case, after giving effect to the effectiveness of this Amendment, and

(v)                                 no Material Adverse Effect has occurred since the date of the last financial statements delivered by Borrowers to Agent, and as of the date hereof there shall have occurred no material adverse change in the financial condition, operations, assets, business or prospects of Borrowers since the date of the most recent financial statements of Borrowers delivered to the Agent, and

(b)                                 Borrowers repeat and restate the representations and warranties of Borrowers contained in the Original Credit Agreement as of the date of this Amendment No. 10 and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

(c)                                  This Amendment No. 10 is being delivered in the State of New York.

(d)                                 Borrowers and the other Credit Parties hereby ratify and confirm the Original Credit Agreement, as amended hereby, and agree that, as amended hereby, the Original Credit Agreement remains in full force and effect.

(e)                                  Borrowers and the other Credit Parties agree that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment No. 10.

(f)                                    This Amendment No. 10 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(g)                                 All references in the Loan Documents to the “Credit Agreement” and in the Original Credit Agreement as amended hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment No. 10 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

(h)                                 Each of the following provisions of the Original Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment No. 10”: Section 11.6, (Severability), Section 11.9 (Governing Law), Section 11.10 (Notices), Section 11.11 (Section Titles) Section 11.13 (Waiver of Jury Trial), Section 11.16 (Advice of Counsel) and Section 11.17 (No Strict Construction).

[SIGNATURE PAGES FOLLOW]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS:

H&E EQUIPMENT SERVICES L.L.C.

By:
Name:
Title:

GREAT NORTHERN EQUIPMENT, INC.

By:
Name:
Title:

H&E EQUIPMENT SERVICES, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT, CONSENT

AND AMENDMENT NO. 10 TO CREDIT AGREEMENT]

OTHER CREDIT PARTIES:

H&E HOLDINGS L.L.C.

By:
Name:
Title:

GNE INVESTMENTS, INC.

By:
Name:
Title:

H&E FINANCE CORP.

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT, CONSENT

AND AMENDMENT NO. 10 TO CREDIT AGREEMENT]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT, CONSENT

AND AMENDMENT NO. 10 TO CREDIT AGREEMENT]

ANNEX I (Section 11.10)

to

CREDIT AGREEMENT

NOTICE ADDRESSES

(A)                              If to Agent or GE Capital, at:

General Electric Capital Corporation.
299 Park Ave, 6th Floor
New York, NY 10171
Attention: H&E Equipment Services Account Manager

Telephone No.: (212) 370-8003
Telecopier No.: (646) 428-7398

with copies to:

Global Sponsor Finance

GE Corporate Financial Services, Inc.

335 Madison Ave. 11th Floor

New York, NY 10003

Attention: Corporate Counsel

Telephone No.: 212-370-8093

Telecopier No.: 212-983-8767

and

King & Spalding LLP

1185 Avenue of the Americas
New York, NY 10036-4003
Attention: Robert S. Finley

Telephone No.:  (212) 556-2100
Telecopier No.:  (212) 556-2100

GE Capital - Commercial Equipment Finance

NMHG Financial Services, Inc.,

44 Old Ridgebury Road, Danbury, CT 06810

Attention: Michael Belville

Telephone No.: (203) 796-5671

Telecopier No.: (203) 796-2352

(B)                                If to a Lender other than GE Capital, at the following, as applicable:

PNC Bank, National Association

One PNC Plaza

249 Fifth Avenue — 6th Floor

Pittsburgh, PA 15222

Attention:  Doug Hoffman

Telephone No.: (412) 768-1333

Telecopier No.: (212) 768-4369

LaSalle Business Credit, Inc.

One Centerpointe Drive

Suite 500

Lake Oswego, OR 97035

Attention: Andrew Moulton

Telephone No.: (503) 431-6142

Telecopier No.: (503) 684-4665

Bank of America, N.A.

335 Madison Avenue

6th Floor

New York, NY  10017

Attention:  Ed Kahn

Telephone No.: (212) 503-7370

Telecopier No.: (212) 503-7340

(C)                                If to any Credit Party, to Borrower Representative at:

H&E Equipment Services, Inc.
11100 Mead Road, Suite 200
Baton Rouge, LA  70816
Attention:  Leslie Magee

Telecopier No.:  (225) 298-5232
Telephone No.: (225) 298-5332